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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934
                Date of Report (Date of earliest event reported):
                               September 6, 2007


                         California Pizza Kitchen, Inc.
             (Exact name of registrant as specified in its charter)


        Delaware                      000-31149                95-4040623
        --------                      ---------                ----------
(State or other jurisdiction         (Commission               (IRS Employer
    of incorporation)                File Number)            Identification No.)

 6053 West Century Boulevard, 11th Floor
        Los Angeles, California                        90045-6438
 (Address of principal executive offices)              (Zip Code)

                                 (310) 342-5000

              (Registrant's telephone number, including area code)

                                 Not Applicable

         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01      Other Events.

         On September 6, 2007, California Pizza Kitchen, Inc. (the "Company") issued a press release announcing that the Company will be presenting at the RBC Capital Markets Consumer Conference in Naples, Florida on Thursday, September 20, 2007. A copy of the Company's press release is attached hereto as Exhibit 99.1.


Item 9.01      Financial Statements and Exhibits.


Exhibit 99.1   Press release, dated September 6, 2007.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



September 6, 2007                       California Pizza Kitchen, Inc.
                                        a Delaware corporation

                                        By:      /s/ Richard L. Rosenfield
                                                 -------------------------------
                                                 Co-Chairman of the Board,
                                                 Co-Chief Executive Officer, and
                                                 Co-President

                                        By:      /s/ Larry S. Flax
                                                 -------------------------------
                                                 Co-Chairman of the Board,
                                                 Co-Chief Executive Officer, and
                                                 Co-President


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EXHIBIT INDEX

Exhibit No.                                 Description
----------------           ---------------------------------------------------

99.1                       Press release, dated September 6, 2007.